UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 14, 2005
                                                 (December 23, 2004)
                     MEDICAL MAKEOVER CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

Delaware                           000-11596                    20-0799349
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(State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

500 Australian Avenue South, Suite 619, West Palm Beach, Florida        33401
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (561) 651-4146


                                      N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Medical Makeover Corporation of America (the "Company") filed a Current Report on Form 8-K on January 7, 2005 to report that Kaufman Rossin & Co. ("Kaufman"), the Company's former independent registered public accountants, had informed the Company of its resignation as the principal accountants. The purpose of this amendment is to enclose Kaufman's letter to the Commission stating that it agrees with the statements made by the Company in response to item 304(A), to report the Company's new accountants and to clarify the disclosures contained in the original Current Report.



Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes In Registrant's Certifying Accountant

(a)  Previous Independent Accountants

          (i) Kaufman, by letter dated December 23, 2004, which was received by the Company on January 3, 2005, resigned as the independent registered public accounting firm for Medical Makeover Corporation of America (the "Company"). Kaufman had been the independent registered public accounting firm for the Company from April 22, 2004 through December 23, 2004.

          (ii) Kaufman did not issue any audit reports of the Company.

          (iii)The Company's Board of Directors recommended and approved the change in accountants.

          (iv) In connection with the review of the Company's 10-QSB for the period of March 31, 2004 and in connection with Kaufman's review of the subsequent interim periods preceding their resignation on December 23, 2004, there have been no disagreements between the Company and Kaufman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kaufman, would have caused Kaufman to make reference thereto in their report on the Company's financial statements for these fiscal years. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304(a)(1) of Regulation S-B).

     On January 7, 2005, the Company provided Kaufman with a copy of the Form 8-K simultaneously with the filing of the Form 8-K with the Securities and Exchange Commission ("Commission"). The Company requested Kaufman to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item 304(a) and, if not, stating the respects in which it does not agree. The Company received Kaufman's letter on January 12, 2005 and is filing the letter as an exhibit to this amended report on Form 8-K/A.

(b)  New Independent Accountants

     On January 13, 2005, the Company engaged De Meo Young McGrath ("DYM") as its principal accountant to audit the Company's financial statements. The Company did not consult DYM on any matters described in paragraph (a)(2)(i) or
(ii) of Item 304 of Regulation S-B during the Company's two most recent fiscal years or any subsequent interim period prior to engaging DYM.

Section 9 - Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.    Description
----------------------------------------------------------------------

16.1  *   Letter  from  Kaufman  Rossin & Co.  to the  Securities  and  Exchange
          Commission.

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* Filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MEDICAL MAKEOVER CORPORATION OF AMERICA


January 14, 2005             By:  /s/ Steve Durland
                                ------------------------------------
                            Name: Steve Durland
                           Title: Chief Financial Officer